                                                                   Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK
                                [MOMENTA LOGO]

  NUMBER                                                               SHARES
   MO

  SEE REVERSE FOR            INCORPORATED UNDER THE LAWS   CUSIP 60877T 10 0
CERTAIN DEFINITIONS           OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT


is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                    PAR VALUE $0.0001 PER SHARE, OF

                    MOMENTA PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated

/s/ Richard P. Shea       (MOMENTA SEAL)        /s/ Alan L. Crane
     TREASURER                                      PRESIDENT

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)      TRANSFER AGENT AND REGISTRAR

                                AUTHORIZED SIGNATURE

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                        MOMENTA PHARMACEUTICALS, INC.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT- __________ Custodian __________
TEN ENT -- as tenants by the entireties                                (Cust)              (Minor)
 JT TEN -- as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                           Act _____________
           in common                                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, _________________________ hereby sell, assign, and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated _________________________________


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              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
              WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.